SCHWABFUNDS-R-

SCHWAB
ANALYTICS
FUND-R-

Semiannual Report
April 30, 1998

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-

We are pleased to bring you this semiannual report for the Schwab Analytics Fund (the Fund) for the six-month period ended April 30, 1998.

The Fund seeks to achieve long-term capital growth. To meet its objective, the Fund uses quantitative techniques, proprietary software models and real-time databases to systematically select stocks that exhibit a combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500-Registered Trademark-Index (the Index) over the long term. The Fund also intends to maintain broad industry diversification similar to that of the Index. By doing so, the Fund seeks to outperform the Index over the long term without significantly increasing the risk to the investor.

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY and most local newspapers as ANALYTIC under the heading
SCHWABFUNDS-REGISTERED TRADEMARK-. Its computer quotation symbol is SWANX.

CONTENTS

------------------------------------------------
A Message from the Chairman                    1
------------------------------------------------
What Every Investor Should Know                2
------------------------------------------------
Market Overview                                4
------------------------------------------------
Fund Performance                               7
------------------------------------------------
Portfolio Summary                              8
------------------------------------------------
Fund Discussion                                9
------------------------------------------------
Statement of Net Assets                       11
------------------------------------------------
Financial Statements                          15
------------------------------------------------
Notes to Financial Statements                 20
------------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

The U.S. stock market rallied strongly over most of the six-month period ended April 30, 1998. So did many European markets. Despite investors' concerns about Asia's financial crisis last autumn, economic conditions continued to provide a solid underpinning for U.S. business activity. Once again, blue chips led the rally, though many smaller-cap stocks posted very solid gains in absolute terms. You'll find more insight about the overall market beginning on page 4.

    [PHOTO]
                  As pleased as we are with the performance of our Funds during this period, we want to be realistic. Over most of this century, for example, the U.S. stock market has returned an average of 11% to 12% PER YEAR, not per quarter. We encourage investors to keep that in mind should the market revert to its historical pattern of more-moderate performance.

Our philosophy has always been that REGULAR INVESTING, regardless of short-term market trends, is the best strategy over the long term. By investing in one of our SchwabFunds-Registered Trademark-, you've already taken an important step in building a portfolio that can help you meet your future goals. On the following pages, we outline several ways to help ensure that you reach those goals by establishing--or maintaining--an ongoing investment program.

NEW INVESTMENT OPPORTUNITIES TO CONSIDER
We are proud to introduce a new addition to our family of Funds: THE SCHWAB MARKETTRACK ALL EQUITY PORTFOLIO. (SCHWAB MARKETTRACK PORTFOLIOS-TM- is the new name of Schwab's Asset Director-Registered Trademark- Funds.) This Portfolio, which targets 100% equity investing, can provide you with diversified exposure to three different areas of the stock market: U.S. large-company, U.S. small-company and international stocks. We also offer three other MarketTrack
Portfolios: Growth, Balanced and Conservative. Each invests a different proportion of its assets in bonds and cash in addition to stocks.

For additional information and a free prospectus on the Schwab MarketTrack Portfolios or any of our SchwabFunds, please call us toll free at 1-800-435-4000. Each prospectus contains more-complete information on our Funds, including their fees and expenses; please read the prospectus carefully before you invest.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $63 billion in assets on behalf of more than 3.3 million SchwabFunds shareholders. We offer a full spectrum of 34 mutual funds for investors with varying financial situations and goals.

Once again, thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab

Charles R. Schwab
April 30, 1998

WHAT EVERY INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a fund helps reduce the risk that you might otherwise encounter by owning just a few stocks or bonds.

Don't forget, however, that diversification across your portfolio can be just as important as diversification within one of the mutual funds you own. As you probably know, stocks have historically offered much higher returns over the long term than bonds, cash or other asset classes, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios. They also diversify their equity exposure across different market segments-- such as U.S. large-cap, U.S. small-cap and international, which have tended to move with less than perfect correlation over time. In short, allocating assets across market segments may help reduce your overall portfolio risk.

REGULAR-INVESTING STRATEGIES

Another way to help dampen the effects of short-term market volatility is to invest the same amount of money on a regular basis. With this investment strategy, known as DOLLAR-COST AVERAGING, you automatically buy more shares when stock or bond prices are low and fewer when they're high.

A hypothetical example can help illustrate this concept. Let's say you invest $400 on a monthly basis in a single mutual fund, as shown in the illustration below. Because of fluctuating prices, your per-share purchase price varies monthly. A simple average of your five purchase prices would yield $8.20 per share; however, your AVERAGE COST BASIS (your total investment divided by the number of shares actually purchased) would be significantly lower--by more than $0.50 per share. The net result in this example is that your average cost per share is reduced and you'd have purchased more shares than you would have had you paid the average share price over the five-month period.

                                                    No. of
                           Fixed                    Shares
                        Investment   Share Price   Purchased
-------------------------------------------------------------
Month 1                       $400          $10           40
-------------------------------------------------------------
Month 2                       $400           $8           50
-------------------------------------------------------------
Month 3                       $400           $5           80
-------------------------------------------------------------
Month 4                       $400           $8           50
-------------------------------------------------------------
Month 5                       $400          $10           40
-------------------------------------------------------------
Totals:                     $2,000          $41          260

AVERAGE SHARE PRICE ($41  DIVIDED BY 5 periods):       $8.20
YOUR AVERAGE COST BASIS
  ($2,000  DIVIDED BY 260 shares):                     $7.69
PER-SHARE ADVANTAGE:                                   $0.51

This example is for illustrative purposes only and is not intended to predict or guarantee the performance of any particular fund available through Schwab.

(Of course, in this example, hindsight shows you that your best move would have been to invest your entire $2,000 in Month 3 when the share price was at a low of $5--but it's unlikely that you would have been able to predict that.)

 THE SCHWAB APPROACH TO INVESTING

    - START WITH THE BASICS FOR LONG-TERM INVESTING.

    - GET STARTED NOW!

    - KNOW YOURSELF.

    - INVEST IN THE STOCK MARKET FOR GROWTH.

    - TAKE A LONG-TERM VIEW.

    - BUILD A DIVERSIFIED PORTFOLIO.

    - CONSIDER BONDS AND CASH FOR DIVERSIFICATION AND INCOME.

    - MINIMIZE YOUR EXPENSES.

    - STAY ON TRACK.

    - BECOME A LIFELONG INVESTOR.

In addition to reducing your per-share costs over time, dollar-cost averaging provides you another benefit: the discipline of investing regularly. You're more likely to maintain a regular investment plan if it's automatic; not only do you not have to even think about it, but you minimize any propensity to skip an investment in favor of some other expenditure. To encourage this discipline, Schwab offers you two convenient, no-cost ways to begin or maintain a program of regular investing:

Schwab's AUTOMATIC INVESTMENT PLAN (AIP) allows you to automatically purchase--on a regular basis-- additional shares in mutual funds that you already own. For amounts as little as $100 per month, you can use the cash or sweep shares of your existing Schwab Money Fund,(1) or you can enroll in Schwab's free MoneyLink Transfer Service-Registered Trademark- to automatically transfer money to your Schwab account.

With MONEYLINK TRANSFER SERVICE, you can arrange to regularly and automatically transfer $50 or more from your bank account, payroll or government check into your Schwab account. It's a great way to build your investment over time.(2)

Please be aware that these programs--and dollar-cost averaging in general--do not ensure a profit or protect against a loss, and investors should know that markets fall as well as rise. Over the long term, however, dollar-cost averaging may help to smooth out volatility caused by short-term market trends. For more information about these programs, please call us at 1-800-435-4000.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds-Registered Trademark-. In addition to our automated methods, you can also invest in person at any of our nationwide branches, through our Web site at WWW.SCHWAB.COM and through our automated touch-tone telephone service, TELEBROKER-REGISTERED TRADEMARK-, by calling 1-800-272-4922.

(1)Includes uninvested cash and margin cash available. If sufficient cash is not available, your automatic purchases will not be made.

(2)The terms of your specific Schwab account will dictate when your Schwab MoneyLink transfers are swept into a money market fund and begin earning money market dividend income.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. A wealth of information about our investment philosophy and Funds, as well as the market and economic environment, can be found at our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS

MARKET OVERVIEW

U.S. GROWTH RATE

U.S. GROSS DOMESTIC PRODUCT (GDP) grew at a strong real rate of 3.8% in 1997 and 4.2% in the first quarter of 1998--well in excess of the Federal Reserve's estimated noninflationary growth rate of 2.0% to 2.75%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            REAL GDP GROWTH RATE
  QUARTERLY PERCENTAGE CHANGE (ANNUALIZED
                   RATE)

Q1 1990                                           3.90%
Q2 1990                                           1.20%
Q3 1990                                          -1.90%
Q4 1990                                          -4.00%
Q1 1991                                          -2.10%
Q2 1991                                           1.80%
Q3 1991                                           1.00%
Q4 1991                                           1.00%
Q1 1992                                           4.70%
Q2 1992                                           2.50%
Q3 1992                                           3.00%
Q4 1992                                           4.30%
Q1 1993                                           0.10%
Q2 1993                                           2.00%
Q3 1993                                           2.10%
Q4 1993                                           5.30%
Q1 1994                                           3.00%
Q2 1994                                           4.70%
Q3 1994                                           1.80%
Q4 1994                                           3.60%
Q1 1995                                           0.90%
Q2 1995                                           0.30%
Q3 1995                                           3.00%
Q4 1995                                           2.20%
Q1 1996                                           1.80%
Q2 1996                                           6.00%
Q3 1996                                           1.00%
Q4 1996                                           4.30%
Q1 1997                                           4.90%
Q2 1997                                           3.30%
Q3 1997                                           3.10%
Q4 1997                                           3.70%
Q1 1998                                           4.20%
SOURCE: BLOOMBERG L.P.

At the time of this writing, THE U.S. ECONOMY APPEARS POISED FOR CONTINUED GROWTH, further extending the current economic expansion that began in 1991. Many economists expect Asia's economic problems to reduce 1998 U.S. GDP growth by only a relatively minor 0.25 to 1.0 percentage point.

PRIOR TO THE FOURTH-QUARTER ONSET OF THE "ASIAN FLU," the U.S. economy's strength and tight labor markets led investors to speculate about whether wage and price inflation were accelerating. Some investors also believed that the Federal Reserve was on the verge of raising interest rates to head off a potential acceleration in both wage and price inflation. As Federal Reserve Chairman Alan Greenspan said in his February congressional testimony, "The key question going forward is whether the restraint building from the turmoil in Asia will be sufficient to check inflationary tendencies that might otherwise result from the strength of domestic spending and tightening labor markets." At the moment, many economists believe that Federal Reserve policy-makers are now more inclined to raise interest rates than they have been in the past, but are refraining from doing so because inflation remains tame and Asia's continuing problems may dampen both global and domestic growth.

UNEMPLOYMENT

JOB GROWTH IN THE UNITED STATES HAS REMAINED ROBUST. In fact, the U.S. unemployment rate reached 4.3% in April--the lowest level in 28 years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  U.S. UNEMPLOYMENT RATE

Jan-90                           5.40%
Feb-90                           5.30%
Mar-90                           5.20%
Apr-90                           5.40%
May-90                           5.40%
Jun-90                           5.20%
Jul-90                           5.50%
Aug-90                           5.70%
Sep-90                           5.90%
Oct-90                           5.90%
Nov-90                           6.20%
Dec-90                           6.30%
Jan-91                           6.40%
Feb-91                           6.60%
Mar-91                           6.80%
Apr-91                           6.70%
May-91                           6.90%
Jun-91                           6.90%
Jul-91                           6.80%
Aug-91                           6.90%
Sep-91                           6.90%
Oct-91                           7.00%
Nov-91                           7.00%
Dec-91                           7.30%
Jan-92                           7.30%
Feb-92                           7.40%
Mar-92                           7.40%
Apr-92                           7.40%
May-92                           7.60%
Jun-92                           7.80%
Jul-92                           7.70%
Aug-92                           7.60%
Sep-92                           7.60%
Oct-92                           7.30%
Nov-92                           7.40%
Dec-92                           7.40%
Jan-93                           7.30%
Feb-93                           7.10%
Mar-93                           7.00%
Apr-93                           7.10%
May-93                           7.10%
Jun-93                           7.00%
Jul-93                           6.90%
Aug-93                           6.80%
Sep-93                           6.70%
Oct-93                           6.80%
Nov-93                           6.60%
Dec-93                           6.50%
Jan-94                           6.60%
Feb-94                           6.60%
Mar-94                           6.50%
Apr-94                           6.40%
May-94                           6.00%
Jun-94                           6.10%
Jul-94                           6.10%
Aug-94                           6.10%
Sep-94                           5.90%
Oct-94                           5.80%
Nov-94                           5.60%
Dec-94                           5.40%
Jan-95                           5.60%
Feb-95                           5.40%
Mar-95                           5.40%
Apr-95                           5.70%
May-95                           5.60%
Jun-95                           5.60%
Jul-95                           5.70%
Aug-95                           5.70%
Sep-95                           5.70%
Oct-95                           5.60%
Nov-95                           5.60%
Dec-95                           5.60%
Jan-96                           5.70%
Feb-96                           5.50%
Mar-96                           5.50%
Apr-96                           5.50%
May-96                           5.50%
Jun-96                           5.30%
Jul-96                           5.50%
Aug-96                           5.20%
Sep-96                           5.20%
Oct-96                           5.30%
Nov-96                           5.40%
Dec-96                           5.30%
Jan-97                           5.30%
Feb-97                           5.30%
Mar-97                           5.20%
Apr-97                           5.00%
May-97                           4.80%
Jun-97                           5.00%
Jul-97                           4.90%
Aug-97                           4.90%
Sep-97                           4.90%
Oct-97                           4.80%
Nov-97                           4.60%
Dec-97                           4.70%
Jan-98                           4.70%
Feb-98                           4.60%
Mar-98                           4.70%
Apr-98                           4.30%
SOURCE: BLOOMBERG L.P.

ALTHOUGH INFLATION HAS BEEN WELL CONTAINED, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important.

Strong productivity gains, such as those achieved in 1997, allow manufacturers and other businesses to limit price increases in the face of rising wages, without sacrificing profit margins.

INFLATION

BOTH THE EMPLOYMENT COST INDEX (ECI) AND CONSUMER PRICE INDEX (CPI) REMAINED IN CHECK throughout 1997 and the first quarter of 1998, reflecting continued low inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   MEASURES OF INFLATION
                              MONTHLY CONSUMER     QUARTERLY EMPLOYMENT
                                 PRICE INDEX            COST INDEX
Jan-90                                      5.2%                    5.3%
Feb-90                                      5.3%                    5.3%
Mar-90                                      5.2%                    5.3%
Apr-90                                      4.7%                    5.4%
May-90                                      4.4%                    5.4%
Jun-90                                      4.7%                    5.4%
Jul-90                                      4.8%                    5.1%
Aug-90                                      5.6%                    5.1%
Sep-90                                      6.2%                    5.1%
Oct-90                                      6.3%                    4.8%
Nov-90                                      6.3%                    4.8%
Dec-90                                      6.1%                    4.8%
Jan-91                                      5.7%                    4.6%
Feb-91                                      5.3%                    4.6%
Mar-91                                      4.9%                    4.6%
Apr-91                                      4.9%                    4.5%
May-91                                      5.0%                    4.5%
Jun-91                                      4.7%                    4.5%
Jul-91                                      4.4%                    4.3%
Aug-91                                      3.8%                    4.3%
Sep-91                                      3.4%                    4.3%
Oct-91                                      2.9%                    4.2%
Nov-91                                      3.0%                    4.2%
Dec-91                                      3.1%                    4.2%
Jan-92                                      2.6%                    4.1%
Feb-92                                      2.8%                    4.1%
Mar-92                                      3.2%                    4.1%
Apr-92                                      3.2%                    3.5%
May-92                                      3.0%                    3.5%
Jun-92                                      3.1%                    3.5%
Jul-92                                      3.2%                    3.4%
Aug-92                                      3.1%                    3.4%
Sep-92                                      3.0%                    3.4%
Oct-92                                      3.2%                    3.5%
Nov-92                                      3.0%                    3.5%
Dec-92                                      2.9%                    3.5%
Jan-93                                      3.3%                    3.4%
Feb-93                                      3.2%                    3.4%
Mar-93                                      3.1%                    3.4%
Apr-93                                      3.2%                    3.6%
May-93                                      3.2%                    3.6%
Jun-93                                      3.0%                    3.6%
Jul-93                                      2.8%                    3.6%
Aug-93                                      2.8%                    3.6%
Sep-93                                      2.7%                    3.6%
Oct-93                                      2.8%                    3.4%
Nov-93                                      2.7%                    3.4%
Dec-93                                      2.7%                    3.4%
Jan-94                                      2.5%                    3.2%
Feb-94                                      2.5%                    3.2%
Mar-94                                      2.5%                    3.2%
Apr-94                                      2.4%                    3.1%
May-94                                      2.3%                    3.1%
Jun-94                                      2.5%                    3.1%
Jul-94                                      2.8%                    3.1%
Aug-94                                      2.9%                    3.1%
Sep-94                                      3.0%                    3.1%
Oct-94                                      2.6%                    3.0%
Nov-94                                      2.7%                    3.0%
Dec-94                                      2.7%                    3.0%
Jan-95                                      2.8%                    3.0%
Feb-95                                      2.9%                    3.0%
Mar-95                                      2.9%                    3.0%
Apr-95                                      3.1%                    3.0%
May-95                                      3.2%                    3.0%
Jun-95                                      3.0%                    3.0%
Jul-95                                      2.8%                    2.8%
Aug-95                                      2.6%                    2.8%
Sep-95                                      2.5%                    2.8%
Oct-95                                      2.8%                    2.8%
Nov-95                                      2.6%                    2.8%
Dec-95                                      2.5%                    2.8%
Jan-96                                      2.7%                    2.9%
Feb-96                                      2.7%                    2.9%
Mar-96                                      2.8%                    2.9%
Apr-96                                      2.9%                    2.9%
May-96                                      2.9%                    2.9%
Jun-96                                      2.8%                    2.9%
Jul-96                                      3.0%                    2.9%
Aug-96                                      2.9%                    2.9%
Sep-96                                      3.0%                    2.9%
Oct-96                                      3.0%                    3.0%
Nov-96                                      3.3%                    3.0%
Dec-96                                      3.3%                    3.0%
Jan-97                                      3.0%                    2.8%
Feb-97                                      3.0%                    2.8%
Mar-97                                      2.8%                    2.8%
Apr-97                                      2.5%                    2.8%
May-97                                      2.2%                    2.8%
Jun-97                                      2.3%                    2.8%
Jul-97                                      2.2%                    3.0%
Aug-97                                      2.2%                    3.0%
Sep-97                                      2.2%                    3.0%
Oct-97                                      2.1%                    3.2%
Nov-97                                      1.8%                    3.2%
Dec-97                                      1.7%                    3.2%
Jan-98                                      1.6%                    3.3%
Feb-98                                      1.4%                    3.3%
Mar-98                                      1.4%                    3.3%
Apr-98                                      1.4%
SOURCE: BLOOMBERG L.P.

THE CPI ROSE just 1.4% over the year ended April 1998--the lowest rate of increase since 1986. Its core rate (which excludes the more volatile food and energy components) rose 2.1%--the lowest rate of increase since 1965. Investors were somewhat more concerned about the ECI, and its wages and salaries component in particular. That segment of the ECI increased 3.7% during the year ended April 1998.

EVEN THOUGH CURRENT LEVELS OF INFLATION ARE VERY LOW, Federal Reserve policy-makers have indicated that they believe the risk of inflation is increasing, and they are poised to act preemptively by raising interest rates if they believe that is necessary. The Federal Reserve did raise interest rates in March 1997, increasing the federal funds rate by 0.25 percentage point to 5.5%. By the end of April, many economists believed that Federal Reserve policy-makers were once again inclined to raise interest rates, but there was a lack of consensus about when the Federal Reserve would raise interest rates, if in fact it would, and by how much.

TOTAL-RETURN PERFORMANCE

MOST U.S. STOCKS posted strong total returns from November 1, 1997, through April 30, 1998. Large-caps continued to outperform small-caps, as reflected in the 22.5% return of the S&P 500-Registered Trademark- Index versus the 13.4% return of the Schwab Small-Cap Index-Registered Trademark- over the period. Amazingly, the S&P 500 Index posted its thirteenth consecutive quarterly gain during the first quarter of 1998 and posted an incredible return of 41% for the 12-month period ended April 1998.

INTERNATIONAL STOCKS, as represented by the Schwab International
Index-Registered Trademark-, gained 15.2% over the six-month period, primarily on the strength of European markets.

FIXED-INCOME RETURNS were more in line with long-term expectations during the reporting period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 3.6% over the six-month reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL-RETURN PERFORMANCE
 VALUE OF A HYPOTHETICAL
      $1 INVESTMENT
                                        SCHWAB       SCHWAB       LEHMAN BROTHERS
                            S&P 500   SMALL CAP   INTERNATIONAL      AGGREGATE
                           INDEX-R-    INDEX-R-     INDEX-R-        BOND INDEX
Oct-97                       $ 1.000     $ 1.000        $ 1.000            $ 1.000
Nov-97                       $ 1.046     $ 0.991        $ 0.996            $ 1.005
Dec-97                       $ 1.064     $ 1.012        $ 1.010            $ 1.015
Jan-98                       $ 1.076     $ 0.996        $ 1.051            $ 1.028
Feb-98                       $ 1.154     $ 1.078        $ 1.115            $ 1.027
Mar-98                       $ 1.213     $ 1.127        $ 1.144            $ 1.030
Apr-98                       $ 1.225     $ 1.134        $ 1.151            $ 1.036

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices are intended to represent the returns of specific market sectors during the funds' six-month reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

S&P 500 PRICE/EARNINGS RATIO

THE PRICE/EARNINGS RATIO for the S&P 500 Index reached its highest value ever during the reporting period: It stood at 26.5 at the close of the reporting period, well above its 30-year average of 14.8. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential.

Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market, as measured by the S&P 500 Index, also reached historic highs during the reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  S&P 500 INDEX PRICE/EARNINGS
              RATIO

Jan-90                                 14.37
Feb-90                                 14.21
Mar-90                                 14.77
Apr-90                                 14.82
May-90                                 15.84
Jun-90                                 16.66
Jul-90                                 16.65
Aug-90                                 15.57
Sep-90                                  14.9
Oct-90                                 14.36
Nov-90                                 14.59
Dec-90                                 15.19
Jan-91                                 14.95
Feb-91                                 16.82
Mar-91                                 17.48
Apr-91                                 17.85
May-91                                 17.92
Jun-91                                 17.96
Jul-91                                 18.07
Aug-91                                 19.72
Sep-91                                 19.88
Oct-91                                 19.92
Nov-91                                 21.02
Dec-91                                 21.85
Jan-92                                 23.35
Feb-92                                 23.83
Mar-92                                 25.45
Apr-92                                 25.51
May-92                                 25.71
Jun-92                                 25.08
Jul-92                                 25.61
Aug-92                                  25.5
Sep-92                                 24.37
Oct-92                                 23.94
Nov-92                                 24.08
Dec-92                                 24.01
Jan-93                                  24.2
Feb-93                                 24.25
Mar-93                                 24.22
Apr-93                                  23.2
May-93                                 23.21
Jun-93                                 22.58
Jul-93                                 22.52
Aug-93                                 23.02
Sep-93                                 23.74
Oct-93                                 23.97
Nov-93                                 22.55
Dec-93                                 23.55
Jan-94                                 22.98
Feb-94                                 21.17
Mar-94                                 20.34
Apr-94                                  20.1
May-94                                 20.16
Jun-94                                 19.76
Jul-94                                 18.64
Aug-94                                  18.9
Sep-94                                 18.26
Oct-94                                 17.55
Nov-94                                 16.58
Dec-94                                 16.98
Jan-95                                 16.23
Feb-95                                  16.2
Mar-95                                  16.5
Apr-95                                 16.02
May-95                                 16.43
Jun-95                                 16.82
Jul-95                                 16.55
Aug-95                                 16.18
Sep-95                                 16.86
Oct-95                                 16.18
Nov-95                                 17.14
Dec-95                                 17.41
Jan-96                                 18.11
Feb-96                                 18.56
Mar-96                                 18.94
Apr-96                                 19.16
May-96                                 19.48
Jun-96                                  19.3
Jul-96                                 18.31
Aug-96                                 18.62
Sep-96                                 19.75
Oct-96                                  19.6
Nov-96                                 21.05
Dec-96                                  20.7
Jan-97                                 20.55
Feb-97                                 20.98
Mar-97                                 19.87
Apr-97                                 20.24
May-97                                 21.43
Jun-97                                 22.45
Jul-97                                 23.92
Aug-97                                 22.64
Sep-97                                    24
Oct-97                                 22.84
Nov-97                                 24.02
Dec-97                                 24.51
Jan-98                                 24.99
Feb-98                                 26.44
Mar-98                                 27.76
Apr-98                                 26.51
SOURCE: BLOOMBERG L.P.

THE PRIMARY FACTORS DRIVING THESE HISTORIC EQUITY VALUATIONS have been low inflation, low interest rates, healthy corporate earnings expectations, a decline in the amount of equities outstanding (due to merger activity and share buybacks) and high levels of consumer optimism. Changes in any of these factors could have a negative impact on these lofty market valuations.

FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 4/30/98

                                                                  Since Inception
                                          Six Months   One Year      (7/1/96)
---------------------------------------------------------------------------------
SCHWAB ANALYTICS
FUND-Registered Trademark-(1)                 21.38%      40.29%       33.36%
---------------------------------------------------------------------------------
S&P 500 Index-Registered Trademark-           22.47%      41.04%       34.18%
---------------------------------------------------------------------------------
Average Large-Cap Fund(2)                     16.99%      35.44%       28.92%
---------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 3/31/98

                                                                  Since Inception
                                          Six Months   One Year      (7/1/96)
---------------------------------------------------------------------------------
SCHWAB ANALYTICS FUND(1)                      14.72%      48.85%       34.50%
---------------------------------------------------------------------------------

(1)The Investment Manager and Schwab waived a portion of their fees during the reporting period and have guaranteed through at least 2/28/99 that total operating expenses will not exceed 0.75%. Without fee waivers and guarantees, as of 4/30/98, the six-month, one-year and average annual since-inception total returns would have been 21.22%, 39.86% and 32.84%, respectively. As of 3/31/98, the six-month, one-year and average annual since-inception total returns would have been 14.53%,48.36% and 33.95%, respectively.

(2)Based on data supplied by Morningstar, Inc. Returns are load-adjusted. Average total returns for 798, 761 and 684 large-cap funds, respectively, for the six-month, one-year and average annual since-inception periods (load-adjusted). Also, although many mutual funds have multiple classes of shares, the category average includes only those funds that were classified by Morningstar as a distinct portfolio. This typically means that a fund's oldest class of shares was used.

This graph compares the growth of a hypothetical $10,000 investment in the Schwab Analytics Fund, made at its inception, with a similar investment in the S&P 500 Index.

THIS INFORMATION IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SCHWAB ANALYTICS FUND
    GROWTH OF A HYPOTHETICAL $10,000
               INVESTMENT
                                           SCHWAB ANALYTICS FUND   S&P 500 INDEX
7/1/96                                                    $10,000         $10,000
7/31/96                                                    $9,690          $9,558
8/31/96                                                    $9,880          $9,760
9/30/96                                                   $10,620         $10,308
10/31/96                                                  $11,010         $10,593
11/30/96                                                  $11,640         $11,393
12/31/96                                                  $11,368         $11,168
1/31/97                                                   $11,959         $11,865
2/28/97                                                   $11,908         $11,958
3/31/97                                                   $11,287         $11,468
4/30/97                                                   $12,081         $12,152
5/31/97                                                   $12,722         $12,890
6/30/97                                                   $13,272         $13,468
7/31/97                                                   $14,462         $14,539
8/31/97                                                   $13,821         $13,724
9/30/97                                                   $14,646         $14,475
10/31/97                                                  $13,964         $13,992
11/30/97                                                  $14,676         $14,640
12/31/97                                                  $14,963         $14,891
1/31/98                                                   $15,054         $15,057
2/28/98                                                   $16,155         $16,142
3/31/98                                                   $16,801         $16,969
4/30/98                                                   $16,949         $17,140

PORTFOLIO SUMMARY

Schwab Analytics Fund-Registered Trademark- (the Fund) invests primarily in the common stocks of large- and medium-capitalization publicly traded U.S. companies and will typically invest in the stocks of at least 50 issuers. The Fund intends to maintain industry diversification similar to that of the S&P 500-Registered Trademark- Index. Following are the Fund's 10 largest holdings and economic sectors in which it was invested as of April 30, 1998.

TOP 10 HOLDINGS
AS A PERCENTAGE OF FUND INVESTMENTS(1)

-------------------------------------------------
BellSouth Corp.                             3.33%
-------------------------------------------------
Bristol-Myers Squib Co.                     3.30%
-------------------------------------------------
Schering Plough                             3.22%
-------------------------------------------------
General Electric Co.                        3.07%
-------------------------------------------------
GAP, Inc.                                   2.83%
-------------------------------------------------
Microsoft Corp.                             2.51%
-------------------------------------------------
AT&T Corp.                                  1.94%
-------------------------------------------------
Coca-Cola Co.                               1.86%
-------------------------------------------------
Colgate-Palmolive Co.                       1.76%
-------------------------------------------------
Texaco Inc.                                 1.72%
-------------------------------------------------

PORTFOLIO BY ECONOMIC SECTOR(1)

------------------------------------------------
Consumer Nondurables                      26.34%
------------------------------------------------
Finance                                   21.02%
------------------------------------------------
Technology                                17.24%
------------------------------------------------
Utilities                                  9.14%
------------------------------------------------
Materials and Services                     9.00%
------------------------------------------------
Energy                                     6.26%
------------------------------------------------
Capital Goods                              6.24%
------------------------------------------------
Consumer Durables                          2.41%
------------------------------------------------
Transportation                             2.35%
------------------------------------------------

(1)This information is as of 4/30/98, may not be indicative of current or future investments and does not include cash equivalents. A complete list of the Fund's holdings as of 4/30/98 can be found in the Schedule of Investments later in this report.

FUND DISCUSSION

 THE PORTFOLIO MANAGEMENT TEAM

 STEPHEN B. WARD, Senior Vice President and Chief Investment Officer, has overall responsibility for the management of the Analytics Fund's portfolio. Steve joined CSIM as Vice President and Portfolio Manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was Vice President and Portfolio Manager at Federated Investors.

 GERI HOM, Vice President and Senior Portfolio Manager, has primary responsibility for the day-to-day management of the Fund's portfolio. Geri joined CSIM in March 1995 as Portfolio Manager and was promoted to her current position in December 1996. She currently manages approximately $8.6 billion in indexed equity mutual fund assets. Prior to joining CSIM, Geri was a principal for Wells Fargo Nikko Investment Advisors and Vice President and Manager of the Domestic Equity Portfolio Management Group for Wells Fargo Nikko.

 PRAVEEN GOTTIPALLI, Portfolio Manager, is Director of Investments for Symphony Asset Management (Symphony), a wholly owned subsidiary of BARRA, Inc., and the Fund's subadvisor. Prior to joining Symphony in May 1994, Praveen was Director of the Active Strategies Group of BARRA, which provides innovative analytical models, software and services. Symphony, subject to the supervision of CSIM, provides investment assistance and day-to-day management of the Fund's non-cash investments, as well as investment research and statistical information.

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE FUND PERFORM DURING THE
REPORTING PERIOD?

A. As shown in the MARKET OVERVIEW section on pages 4 through 6, equity returns for the six-month period were impressive. The Schwab Analytics Fund-Registered Trademark-achieved a total return of 21.38% for the six months ended April 30, 1998. That gain exceeded the average U.S. large-cap fund by 4.39% according to data provided by Morningstar, Inc. From its inception on July 1, 1996, through April 30, 1998, the Fund's average annual total return exceeded the average U.S. large-cap fund by 4.44%.(1)

Although the Fund's performance was impressive, it did not meet its goal of outperforming its benchmark, the S&P 500-Registered Trademark- Index, which gained 22.47% over the reporting period. The primary reason for the under-performance is that the Fund held approximately 15% to 20% of its assets in mid-cap stocks, which are not included in the Index. During the reporting period, mid-cap stocks continued to underperform large-cap stocks. The Fund's average annual return since inception continues to be very close to that of its benchmark, however: 33.36% for the Fund versus 34.18% for the Index. Although the Fund's performance may deviate from the benchmark's in the short term, its long-term objective is to outperform the Index.

(1)Source: Morningstar, Inc. The Large-Cap Fund category contains 684 funds with track records from the since-inception period as of 4/30/98. Also, although many mutual funds have multiple classes of shares, the category average includes only those funds that were classified by Morningstar as a distinct portfolio. This typically means that a fund's oldest class of shares was used.

Q. HOW DO THE FUND'S HOLDINGS DIFFER FROM THE STOCKS IN THE INDEX?

A. The Fund's Portfolio Management team monitors approximately 1,300 companies with current market capitalizations of $500 million or more. This universe of large- and medium-sized companies is then narrowed down to 50 to 100 that our computer model identifies as having the best return potential based on valuation factors, insider-selling activity, and projections from analysts who have demonstrated superior forecasting skills.

Throughout the reporting period, the Fund invested approximately 15% to 20% of its assets in companies outside the Index. As previously mentioned, these nonindex stocks have a smaller market capitalization than those in the Index. From an industry sector and market capitalization standpoint, this was the most significant difference between the Fund's holdings and the stocks that make up the Index. The Fund is designed not to deviate significantly from the Index either in its industry weightings or its market sensitivity, however. The Fund seeks to outperform the benchmark not by over- or underweighting an industry or sector, but rather by selecting the most attractive companies within a given industry.

Q. OF STOCKS THE FUND HELD AT THE CLOSE OF THE PERIOD, WHICH HAD APPRECIATED THE MOST SINCE THE FUND ACQUIRED THEM?

A. The five stocks with the greatest appreciation as of the close of the reporting period were:

                               INITIAL
                              ACQUISITION  PERCENTAGE    PERCENTAGE
                                 DATE     APPRECIATION     OF FUND
--------------------------------------------------------------------
Equitable                         8/6/97          50%         1.37%
--------------------------------------------------------------------
TJX                              11/1/96          49%         1.38%
--------------------------------------------------------------------
GAP, Inc.                       10/30/96          45%         2.83%
--------------------------------------------------------------------
Schering Plough                   7/8/96          43%         3.22%
--------------------------------------------------------------------
Colgate-Palmolive Co.            6/17/97          39%         1.76%
--------------------------------------------------------------------

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
STATEMENT OF NET ASSETS (in thousands)
April 30, 1998 (Unaudited)

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
 COMMON STOCK--96.5%
 AEROSPACE / DEFENSE--3.3%
General Dynamics Corp.                                            25,800  $    1,090
General Motors Corp. Class H+                                     27,400       1,514
Thiokol Corp.                                                     28,000       1,509
United Technologies Corp.                                         25,400       2,500
                                                                          ----------
                                                                               6,613
                                                                          ----------
 AIR TRANSPORTATION--1.2%
Continental Airlines, Inc. Class B+                               34,200       2,014
Delta Airlines, Inc.                                               4,000         465
                                                                          ----------
                                                                               2,479
                                                                          ----------
 AUTOMOTIVE PRODUCTS/MOTOR VEHICLE--1.5%
Arvin Industries, Inc.                                            19,500         798
Ford Motor Co.                                                    25,900       1,186
General Motors Corp.                                              13,900         937
                                                                          ----------
                                                                               2,921
                                                                          ----------
 BANKS--8.5%
Amsouth Bancorp.                                                  10,000         624
City National Corp.                                               81,700       3,038
Fifth Third Bancorp                                               35,100       1,931
First Chicago NBD Corp.                                           21,000       1,950
Southtrust Corp.                                                  76,950       3,284
Star Bank Corp.                                                   45,600       2,881
SunTrust Banks, Inc.                                              38,700       3,152
                                                                          ----------
                                                                              16,860
                                                                          ----------
 BUSINESS MACHINES & SOFTWARE--8.1%
Compaq Computer Corp.                                             49,400       1,386
Computer Associates International, Inc.                           34,300       2,009
Dell Computer Corp.+                                              21,700       1,752
Lexmark International Group, Inc. Class A+                        16,100         932
Microsoft Corp.+                                                  55,000       4,957
Storage Technology Corp.+                                         31,100       2,626
Unisys Corp.+                                                     24,300         545
Xerox Corp.                                                       18,000       2,043
                                                                          ----------
                                                                              16,250
                                                                          ----------
 BUSINESS SERVICES--2.5%
Cadence Design Systems, Inc.+                                     54,600       1,983
Comdisco, Inc.                                                    19,300         854

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
Symantec Corp.+                                                   71,800  $    2,082
                                                                          ----------
                                                                               4,919
                                                                          ----------
 CHEMICAL--2.7%
E.I. du Pont de Nemours & Co.                                     38,500       2,803
Lyondell Petrochemical Co.                                        81,400       2,676
                                                                          ----------
                                                                               5,479
                                                                          ----------
 CONSTRUCTION--2.0%
Centex Corp.                                                      35,800       1,244
Southdown, Inc.                                                   19,900       1,408
Vulcan Materials Co.                                              12,000       1,381
                                                                          ----------
                                                                               4,033
                                                                          ----------
 CONSUMER--DURABLE--0.5%
Maytag Corp.                                                      19,700       1,015
                                                                          ----------
 CONSUMER--NONDURABLE--0.1%
Brinker International, Inc.+                                      10,500         252
                                                                          ----------
 ELECTRONICS--4.2%
Applied Materials, Inc.+                                          53,400       1,929
General Instrument Corp.                                          22,300         500
Intel Corp.                                                       25,000       2,020
Lucent Technologies, Inc.                                         22,000       1,675
Texas Instruments, Inc.                                           34,400       2,204
                                                                          ----------
                                                                               8,328
                                                                          ----------
 ENERGY--RAW MATERIALS--1.2%
Apache Corp.                                                      15,000         531
Global Marine, Inc.+                                              75,900       1,788
                                                                          ----------
                                                                               2,319
                                                                          ----------
 FOOD--AGRICULTURE--2.9%
Coca-Cola Co.                                                     48,600       3,688
H.J. Heinz Co.                                                    16,200         883
Universal Corp.                                                   30,700       1,149
                                                                          ----------
                                                                               5,720
                                                                          ----------
 GOLD--0.2%
Newmont Mining Corp.                                              15,300         492
                                                                          ----------
 HEALTHCARE/DRUGS & MEDICINE--9.7%
Bristol-Myers Squibb Co.                                          61,600       6,521

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
STATEMENT OF NET ASSETS (in thousands) (continued)
April 30, 1998 (Unaudited)

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
Guidant Corp.                                                     22,000  $    1,471
Johnson & Johnson                                                 23,200       1,656
Merck & Co., Inc.                                                 27,600       3,326
Schering-Plough Corp.                                             79,400       6,362
                                                                          ----------
                                                                              19,336
                                                                          ----------
 HOUSEHOLD PRODUCTS--2.3%
Colgate-Palmolive Co.                                             38,900       3,489
Gillette Co.                                                       9,100       1,050
                                                                          ----------
                                                                               4,539
                                                                          ----------
 INSURANCE--5.2%
Allstate Corp.                                                    20,000       1,925
CIGNA Corp.                                                       13,400       2,773
Equitable Companies, Inc.                                         44,500       2,731
Marsh & McLennan Companies, Inc.                                  10,200         929
Torchmark Corp.                                                   46,800       2,086
                                                                          ----------
                                                                              10,444
                                                                          ----------
 MEDIA--3.1%
New York Times Co. Class A                                        22,000       1,561
Tribune Co.                                                       32,600       2,152
Washington Post Co.                                                4,600       2,411
                                                                          ----------
                                                                               6,124
                                                                          ----------
 MISCELLANEOUS FINANCE--6.6%
A.G. Edwards & Sons, Inc.                                         23,000       1,035
Associates First Capital Corp.                                     4,796         359
Capital One Financial Corp.                                       20,700       1,988
Fannie Mae                                                        21,300       1,275
Freddie Mac                                                       31,500       1,459
Merrill Lynch & Co., Inc.                                          5,000         439
Morgan Stanley, Dean Witter, Discover & Co.                       19,600       1,546
Providian Financial Corp.                                         33,000       1,986
T. Rowe Price Associates, Inc.                                     7,000         529
Travelers Group, Inc.                                             43,100       2,637
                                                                          ----------
                                                                              13,253
                                                                          ----------
 NON-FERROUS--0.3%
Aluminum Company of America                                        8,000         620
                                                                          ----------
 OIL--INTERNATIONAL--4.2%
Chevron Corp.                                                     29,100       2,406
Exxon Corp.                                                       22,000       1,605
                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
Royal Dutch Petroleum Co.--Sponsored ADR**                        16,000  $      905
Texaco, Inc.                                                      55,400       3,407
                                                                          ----------
                                                                               8,323
                                                                          ----------
 PAPER & FOREST PRODUCTS--0.1%
Fort James Corp.                                                   6,000         298
                                                                          ----------
 PRODUCER GOODS & MANUFACTURING--6.6%
Cooper Industries, Inc.                                           22,100       1,478
General Electric Co.                                              71,400       6,077
Herman Miller, Inc.                                               45,900       1,386
Ingersoll-Rand Co.                                                37,200       1,714
Parker-Hannifin Corp.                                             34,000       1,517
Precision Castparts Corp.                                         16,100       1,000
                                                                          ----------
                                                                              13,172
                                                                          ----------
 RAILROAD--1.0%
Kansas City Southern Industries, Inc.                             33,700       1,523
Norfolk Southern Corp.                                            13,100         438
                                                                          ----------
                                                                               1,961
                                                                          ----------
 RETAIL--7.1%
Albertson's, Inc.                                                 18,000         900
Dayton Hudson Corp.                                               28,300       2,471
Gap, Inc.                                                        108,950       5,604
Kroger Co.+                                                       21,100         884
Safeway, Inc.+                                                    39,000       1,492
TJX Companies, Inc.                                               62,400       2,761
                                                                          ----------
                                                                              14,112
                                                                          ----------
 STEEL--0.4%
USX--U.S. Steel Group                                             18,100         708
                                                                          ----------
 TELEPHONE--7.9%
Andrew Corp.+                                                     31,300         716
AT&T Corp.                                                        64,000       3,844
Bell Atlantic Corp.                                               21,800       2,040
BellSouth Corp.                                                  102,500       6,579
U.S. West, Inc. (Communications Group)                            50,200       2,648
                                                                          ----------
                                                                              15,827
                                                                          ----------
 TOBACCO--1.1%
Fortune Brands, Inc.                                              33,500       1,236

                                                              Number of     Value
                                                                Shares      (000s)
                                                              ----------  ----------
Philip Morris Companies, Inc.                                     25,900  $      966
                                                                          ----------
                                                                               2,202
                                                                          ----------
 UTILITIES--ELECTRIC & GAS--2.0%
Consolidated Edison, Inc.                                         35,000       1,584
First Energy Corp.                                                30,800         932
Williams Companies, Inc.                                          45,100       1,426
                                                                          ----------
                                                                               3,942
                                                                          ----------
TOTAL COMMON STOCK (Cost $149,521)                                           192,541
                                                                          ----------

                                                                            Value
                                                                 Par        (000s)
                                                              ----------  ----------

 CASH EQUIVALENTS--2.6%
Temporary Investment Fund, Inc.-- TempCash Portfolio
  5.23%*, 05/07/98                                            $5,081,174  $    5,081
                                                                          ----------
TOTAL CASH EQUIVALENTS (Cost $5,081)                                           5,081
                                                                          ----------
 U.S. TREASURY OBLIGATIONS--0.1%
U.S. Treasury Bills (a) (b)
  4.84%, 06/18/98                                                200,000         199
                                                                          ----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $199)
                                                                                 199
                                                                          ----------
TOTAL INVESTMENTS--99.2%
 (Cost $154,801)                                                             197,821
                                                                          ----------
OTHER ASSETS AND LIABILITIES--0.8%
  Other Assets                                                                 2,529
  Liabilities                                                                   (874)
                                                                          ----------
                                                                               1,655
                                                                          ----------
NET ASSETS--100.0%                                                          $199,476
                                                                          ----------
                                                                          ----------

SEE ACCOMPANYING NOTES TO STATEMENT OF NET ASSETS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO STATEMENT OF NET ASSETS

 + Non-Income Producing Security.

 * Interest rate represents the yield on report date.

 ** ADR--American Depository Receipt.

(a) Yields shown are effective yields at the time of purchase.

(b) These securities, or portion thereof, are being used to collaterize open futures contracts.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
STATEMENT OF ASSETS AND LIABILITIES (in thousands)
April 30, 1998 (Unaudited)

ASSETS
Investments, at value (Cost: $154,801)                        $ 197,821
Receivables:
  Dividends                                                         257
  Fund shares sold                                                  303
  Investments sold                                                  471
Amounts on deposit with broker                                    1,471
Deferred organization costs                                          14
Prepaid expenses                                                     13
                                                              ---------
    Total Assets                                                200,350
                                                              ---------
LIABILITIES
Payables:
  Fund shares redeemed                                              236
  Investment advisory and administration fees                        14
  Transfer agency and shareholder services fees                      10
Variation margin / due to broker (see Note 2)                       527
Other liabilities                                                    87
                                                              ---------
    Total Liabilities                                               874
                                                              ---------
Net assets applicable to outstanding shares                   $ 199,476
                                                              ---------
                                                              ---------
NET ASSETS CONSIST OF:
Paid-in-capital                                               $ 147,510
Undistributed net investment income                                 347
Accumulated net realized gain on investments sold                 8,599
Net unrealized appreciation on investments                       43,020
                                                              ---------
                                                              $ 199,476
                                                              ---------
                                                              ---------
PRICING OF SHARES
Outstanding shares, $0.00001 par value (unlimited shares
 authorized)                                                     13,349
Net asset value, offering and redemption price per share         $14.94

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
STATEMENT OF OPERATIONS (in thousands)
For the six months ended April 30, 1998 (Unaudited)

Investment income:
  Dividends                                                   $   1,289
  Interest                                                           14
                                                              ---------
    Total investment income                                       1,303
                                                              ---------
Expenses:
  Investment advisory and administration fees                       632
  Transfer agency and shareholder service fees                      213
  Custodian fees                                                     43
  Registration fees                                                  16
  Professional fees                                                  12
  Shareholder reports                                                31
  Trustees' fees                                                      4
  Amortization of deferred organization costs                         2
  Insurance and other expenses                                        4
                                                              ---------
                                                                    957
Less expenses reduced (see Note 4)                                 (323)
                                                              ---------
    Total expenses incurred by Fund                                 634
                                                              ---------
Net investment income                                               669
                                                              ---------
Net realized gain on investments sold                             8,599
Net unrealized appreciation on investments                       23,886
                                                              ---------
  Net gain on investments                                        32,485
                                                              ---------
Increase in net assets resulting from operations              $  33,154
                                                              ---------
                                                              ---------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
STATEMENT OF CHANGES IN NET ASSETS (in thousands)

                                                               Six months
                                                                 ended
                                                               April 30,    Year ended
                                                                  1998      October 31,
                                                              (Unaudited)      1997
                                                              ------------  -----------
Operations:
  Net investment income                                        $      669    $   1,287
  Net realized gain on investments sold                             8,599       14,558
  Net unrealized appreciation on investments                       23,886       11,723
                                                              ------------  -----------
  Increase in net assets resulting from operations                 33,154       27,568
                                                              ------------  -----------
Dividends to shareholders from net investment income               (1,345)        (682)
Distributions to shareholders from net capital gains              (14,558)      (1,141)
                                                              ------------  -----------
    Total dividends and distributions to shareholders             (15,903)      (1,823)
                                                              ------------  -----------
Capital share transactions:
  Proceeds from shares sold                                        43,200       68,744
  Net asset value of shares issued in reinvestment of
   dividends                                                       14,977        1,706
  Less payments for shares redeemed                               (25,824)     (44,112)
                                                              ------------  -----------
  Increase in net assets from capital share transactions           32,353       26,338
                                                              ------------  -----------
    Total increase in net assets                                   49,604       52,083
Net assets:
  Beginning of period                                             149,872       97,789
                                                              ------------  -----------
  End of period (including undistributed net investment
   income of $347 and $1,023, respectively)                    $  199,476    $ 149,872
                                                              ------------  -----------
                                                              ------------  -----------
Number of Fund shares:
  Sold                                                              3,067        5,463
  Reinvested                                                        1,179          150
  Redeemed                                                         (1,817)      (3,574)
                                                              ------------  -----------
  Net increase in shares outstanding                                2,429        2,039

Shares outstanding:
  Beginning of period                                              10,920        8,881
                                                              ------------  -----------
  End of period                                                    13,349       10,920
                                                              ------------  -----------
                                                              ------------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SCHWAB ANALYTICS FUND-REGISTERED TRADEMARK-
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

                                      Income from
                                 Investment Operations                         Less Distributions
                        ---------------------------------------   ---------------------------------------------
                                          Net                                   Distributions
 Fiscal    Net Asset                  Realized &       Total       Dividends         from                         Net Asset
 Period      Value          Net       Unrealized       from        from Net        Realized                         Value
  Ended    Beginning    Investment     Gains on     Investment    Investment       Gain on           Total          End of
 Oct. 31   of Period      Income      Investment     Operation      Income        Investment     Distributions      Period
---------  ----------   -----------   -----------   -----------   -----------   --------------   --------------   ----------
  1998(2)    $13.72        $0.05         $2.62         $2.67         $(0.12)        $(1.33)          $(1.45)        $14.94
  1997       $11.01        $0.13         $2.79         $2.92         $(0.08)        $(0.13)          $(0.21)        $13.72
  1996(3)    $10.00        $0.05         $0.96         $1.01             --             --               --         $11.01

(1) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

                                         Ratio of Net Investment
 Fiscal Period    Ratio of Expenses to      Income to Average
 Ended Oct. 31     Average Net Assets          Net Assets
----------------  --------------------   -----------------------
  1998(2)                  1.12%*                   0.40%*
  1997                     1.15%                    0.63%
  1996(3)                  1.51%*                   0.65%*

(2)  For the six months ended April 30, 1998 (Unaudited).
(3) For the period from July 1, 1996 (commencement of operations) to October 31, 1996.
  *  Annualized.

                                      Ratios/Supplemental Data
              -------------------------------------------------------------------------
                                                                Ratio of Net
                                                   Ratio of      Investment
                                                   Expenses        Income
   Fiscal          Total                          to Average     to Average    Portfolio
   Period          Return          Net Assets         Net           Net        Turnover
   Ended      (not annualized)   End of Period     Assets(1)     Assets(1)       Rate
  Oct. 31           (%)             (000's)           (%)           (%)          (%)
------------  ----------------   --------------   -----------   ------------   --------
  1998(2)           21.38           $199,476          0.74*          0.78*         60
  1997              26.83           $149,872          0.74           1.04         120
  1996(3)           10.10           $ 97,789          0.75*          1.41*         33

(1) The information contained in the above table is based on actual expenses for the periods, after giving effect to the portion of expenses reduced by the Investment Manager and Schwab. Had these expenses not been reduced, the Fund's expense and net investment income ratios would have been:

                                         Ratio of Net Investment
 Fiscal Period    Ratio of Expenses to      Income to Average
 Ended Oct. 31     Average Net Assets          Net Assets
----------------  --------------------   -----------------------
  1998(2)                  1.12%*                   0.40%*
  1997                     1.15%                    0.63%
  1996(3)                  1.51%*                   0.65%*

(2)  For the six months ended April 30, 1998 (Unaudited).
(3) For the period from July 1, 1996 (commencement of operations) to October 31, 1996.
  *  Annualized.

NOTES TO FINANCIAL STATEMENTS
For the six months ended April 30, 1998 (Unaudited)

1. DESCRIPTION OF THE FUND

The Schwab Analytics Fund-Registered Trademark- (the "Fund") is a series of Schwab Capital Trust (the "Trust"), a no-load, open-end, investment management company organized as a Massachusetts business trust on May 7, 1993 and registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek long-term capital growth.

In addition to the Fund, the Trust also offers the Schwab S&P 500 Fund, Schwab International Index Fund-Registered Trademark-, Schwab Small-Cap Index Fund-Registered Trademark-, Schwab MarketTrack All Equity Portfolio-TM- (effective on April 16, 1998 and commenced operations on May 19, 1998), Schwab MarketTrack Growth Portfolio-TM- (formerly Schwab Asset
Director-Registered Trademark---High Growth Fund), Schwab MarketTrack Balanced Portfolio-TM- (formerly Schwab Asset Director-Registered Trademark--- Balanced Growth Fund), Schwab MarketTrack Conservative Portfolio-TM- (formerly Schwab Asset Director-Registered Trademark--- Conservative Growth Fund), Schwab MarketManager Balanced Portfolio-TM- (formerly Schwab OneSource-- Balanced Allocation Fund), Schwab MarketManager Growth Portfolio-TM- (formerly Schwab OneSource--Growth Allocation Fund), Schwab MarketManager International Portfolio-TM- (formerly Schwab OneSource-- International Fund) and Schwab MarketManager Small Cap Portfolio-TM- (formerly Schwab OneSource--Small Company
Fund). The assets of each series are segregated and accounted for separately.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION--Investments in securities traded on an exchange are valued at the last sale price for a given day, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. Securities for which no quotations are readily available are valued at fair value as determined by the Fund's investment manager pursuant to guidelines adopted in good faith by the Board of Trustees. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

FUTURES CONTRACTS--The Fund may invest in financial futures contracts. The Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract.

The Fund will invest in these instruments to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include (1) imperfect correlation between the price movement of the contracts and the underlying securities, (2) inability to close out positions due to different trading hours, or the temporary absence of a liquid market, for either the contract or underlying securities, or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Operations at any given time.

As of April 30, 1998, the Fund had the following open futures contracts:

    Number of                                    Unrealized
    Contracts      Contract Value  Expiration   Appreciation
-----------------  --------------  -----------  -------------
            6       $  1,582,015     June '98     $  75,150

The aggregate value of cash or eligible securities pledged to cover margin requirements for open futures positions at April 30, 1998 was $1,013,659.

SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date; interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on an identified cost basis.

DEFERRED ORGANIZATION COSTS--Costs incurred in connection with the organization of the Fund are amortized on a straight-line basis over a five-year period from the Fund's commencement of operations.

EXPENSES--Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES--It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. The Fund is considered a separate entity for tax purposes.

At April 30, 1998 (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $43,020,000 of which $43,718,000 related to appreciated securities and $698,000 related to depreciated securities.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT--The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Manager"). For advisory services and facilities furnished, the Fund pays an annual fee, payable monthly, of 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion. The Investment Manager has reduced a portion of its fee for the six months ended April 30, 1998 (see Note 4).

SUB-ADVISORY AGREEMENT--The Investment Manager has a sub-advisory agreement with Symphony Asset Management, Inc. ("Symphony") to serve as sub-adviser to the Fund. Symphony does not receive compensation directly from the Fund. However, the Investment Manager pays Symphony an annual fee, payable monthly of 0.20% of the Fund's average daily net assets on the first $300 million, 0.15% of the next $500 million, and 0.10% of such net assets over $800 million.

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS--The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of the average daily net assets for transfer agency services and 0.20% of such assets for shareholder services. Schwab has reduced a portion of its fee for the six months ended April 30, 1998 (see Note 4).

OFFICERS AND TRUSTEES--Certain officers and trustees of the Trust are also officers and/or directors of the Investment Manager and/or Schwab. For the six months ended April 30, 1998, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the Investment Company Act of 1940, as amended. The Fund incurred fees of $4,000 related to the Trust's unaffiliated trustees.

4. EXPENSES REDUCED BY THE INVESTMENT MANAGER AND SCHWAB

The Investment Manager and Schwab guarantee that, through at least February 28, 1999, the Fund's total operating expenses will not exceed 0.75% of the Fund's average daily net assets, after waivers and reimbursements. For purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses, taxes, foreign taxes and capital items.

For the six months ended April 30, 1998, the total of such fees reduced by the Investment Manager and Schwab were $323,000.

5. BORROWING AGREEMENT

The Trust has a line of credit arrangement with PNC Bank, N.A., the Fund's custodian, whereby the Fund may borrow up to $10,000,000, on a temporary basis, to fund redemptions. Amounts borrowed under this arrangement bear interest at periodically negotiated rates and may be collateralized by the assets of the Fund. For the six months ended April 30, 1998, no borrowings were made under this arrangement.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term obligations, aggregated (in thousands) $116,852 and $101,855, respectively, for the six months ended April 30, 1998.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help you meet your investment goals. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 1-800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio(1)
Schwab MarketTrack Growth Portfolio(1)
Schwab MarketTrack Balanced Portfolio(1)
Schwab MarketTrack Conservative Portfolio(1)
Schwab MarketManager Growth Portfolio(2)
Schwab MarketManager Balanced Portfolio(2)

SCHWAB STOCK FUNDS
Schwab 1000 Fund-Registered Trademark-
Schwab S&P 500 Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio(2)
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio(2)

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund(3)
Schwab Short-Term Bond Market Index Fund(3)
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(4) that seek high current income with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1)Formerly the Schwab Asset Director Funds.

(2)Formerly the Schwab OneSource-TM- Portfolios.

(3)Formerly the Schwab Government Bond Funds.

(4)Investments in money market funds are neither insured nor guaranteed by the U.S. government, and there is no assurance that the funds will be able to maintain a stable share price of $1.

SCHWABFUNDS
FAMILY-R-

101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA 94104


INVESTMENT ADVISOR
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104

DISTRIBUTOR
Charles Schwab & Co., Inc.
101 Montgomery Street, San Francisco, CA 94104

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

-C-1998 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC/NYSE.

Printed on recycled paper. CRS 20293 (0598-2346) MKT3561(6/98)